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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT






     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) - SEPTEMBER 17, 2001
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                         NORTH FORK BANCORPORATION, INC.
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             (Exact name of Registrant as specified in its charter)


DELAWARE                         1-10458                36-3154608
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(State or other jurisdiction     (Commission            (IRS Employer
of incorporation)                File Number)           Identification No.)



275 BROADHOLLOW ROAD
MELVILLE, NEW YORK                                              11747
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(Address of principal executive offices)                        (Zip Code)




Registrant's telephone number, including area code:           (631) 844-1004
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ITEM 5.    OTHER EVENTS

               North Fork Bancorporation, Inc. announced that its Board of Directors approved an increase to its previously announced share repurchase program by 5 million shares bringing the total remaining authorized shares for repurchase to 8 million shares or approximately 5% of the Company's outstanding shares.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS




(a)     Financial Statements of the Business Acquired.
        Not Applicable


(b)     Pro Forma Financial Information
        Not Applicable


(c)     Exhibits
        99.1   Press Release dated September 17, 2001



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                                    SIGNATURE



        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    September 21, 2001











NORTH FORK BANCORPORATION, INC.


By: /s/ Daniel M. Healy
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    Daniel M. Healy
    Executive Vice President
    Chief Financial Officer



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